UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): June 18, 2009

China Marine Food Group Limited
(Exact name of Registrant as specified in its charter)

NEVADA	333-40790	87-0640467
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Da Bao Industrial Zone, Shishi City Fujian, China (Address of principal executive offices)	36700 (Zip code)

Registrant’s telephone number, including area code: 85-595-8898-7588

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                 Transfer of Listing

The Registrant’s application to list its securities on NYSE/AMEX exchange was approved on August 6, 2009, and as a result, the Registrant’s Common Stock was listed on the NYSE/AMEX on August 10, 2009 under the symbol CMFO.

Item 5.02.                 Election of Directors

On June 18, 2009, the Registrant established an Audit Committee of the Board with the responsibility for assisting the Board in fulfilling its oversight role regarding the Company’s financial reporting process, its system of internal control and its compliance with applicable laws, regulations and company policies.  Honkau Wan, Xiaochuan Li, and Changhu Xue were elected to be members of the Audit Committee and shall serve the Committee until their successors are duly elected and qualified.

On June 18, 2009, the Registrant also established a Governance Committee and a Compensation Committee, and elected Xiaochuan Li andChanghu Xue as members to each of the Committee.

A copy of the charters to Audit Committee, Governance Committee, and Compensation Committee are attached hereto as Exhibit 5.02.

Item 5.03.                 Amendments to Bylaws

Effective July 24, 2009, the Registrant amended its by-laws. The text of the amendments is incorporated by reference from the Form 8-A filed on July 28, 2009. The principal change was to amend the provisions regarding the establishment of a record date for determining the stockholders entitled to receive notices or payment of dividends in accordance with the Rules of the NYSE/AMEX.

Item 5.05.                 Amendments to the Registrant’s Code of Ethics

The Registrants also amended its Standards of Business Conduct and Finance Code of Professional Conduct effective upon the listing of its shares of Common Stock on August 10, 2009. The amended Standards of Business and Finance Code of Professional Conduct that applies to the registrant’s officers, directors and employees. A copy of amended Standards of Business Conduct and Finance Code of Professional Conduct are attached hereto as Exhibits5.05(1) and 5.05(2).  The principal change to the Finance Code of Professional Conduct was to make it applicable to all employees and not only employees in the finance department to comply with the rules  of the NYSE/AMEX..  The principal change to the Standard of Business Conduct was to provide guidelines to employees to report any suspected or known violations of the Finance Code of Professional Conduct, the Standards of Business Conduct, or other China Marine policies.

Exhibit No.	Description

5.02(1)	Charter for the Audit Committee
5.02(2)	Charter for the Corporate Governance and Nominating Committee
5.02(3)	Charter for the Compensation Committee
5.03	Amendments to Bylaws dated June 18, 2009 - incorporated by reference from the Form 8-A filed on July 28, 2009.
5.05 (1)	Amended Standards of Business Conduct.
5.05 (2)	Amended Finance Code of Professional Conduct

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MARINE FOOD GROUP LIMITED

	By:	/s/ Pengfei Liu
Dated: August 12, 2009		Pengfei Liu, Chief Executive Officer